                              TRADEMARK COLLATERAL
                          SECURITY AND PLEDGE AGREEMENT

      TRADEMARK COLLATERAL SECURITY AND PLEDGE AGREEMENT dated as of August 13, 1999 (the "Trademark Agreement"), between REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a Delaware limited liability company having its principal place of business at 3770 Embassy Parkway, Akron, OH 44333, (the "Borrower"), and BANKBOSTON, N.A., a national banking association having an office at 100 Federal Street, Boston, MA 02110, as administrative agent (hereinafter, in such capacity, the "Agent") for itself and other lending institutions (hereinafter, collectively, the "Banks") which are, or may in the future become, parties to a Revolving Credit Agreement of even date herewith (as amended and in effect from time to time, the "Credit Agreement"), among the Borrower, the Banks, the Agent and the other parties thereto.

      WHEREAS, it is a condition precedent to the Banks' making any loans or otherwise extending credit to the Borrower under the Credit Agreement that the Borrower execute and deliver to the Agent, for the benefit of the Banks and the Agent, a trademark agreement in substantially the form hereof;

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. DEFINITIONS.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Credit Agreement. In addition, the following terms shall have the meanings set forth in this Section 1 or elsewhere in this Trademark Agreement referred to below:

      Assignment of Marks. See Section 2.1.

      Associated Goodwill. All goodwill of the Borrower and its business, products and services appurtenant to, associated with or symbolized by the Trademarks and the use thereof.

      Pledged Trademarks. All of the Borrower's right, title and interest in and to all of the Trademarks, the Trademark Registrations, the Trademark License Rights, the Trademark Rights, the Associated Goodwill, the Related Assets, and all accessions to, substitutions for, replacements of, and all proceeds of any and all of the foregoing.

      PTO. The United States Patent and Trademark Office.

      Related Assets. All assets, rights and interests of the Borrower that uniquely reflect or embody the Associated Goodwill, (other than any assets, rights and

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                                      -2-


interests of a type in which the Agent does not otherwise have a security interest pursuant to the Security Agreement or the Patent Agreement) including the following:

            (a) all patents, inventions, copyrights, trade secrets, confidential information, formulae, methods or processes, compounds, recipes, know-how, methods and operating systems, drawings, descriptions, formulations, manufacturing and production and delivery procedures, quality control procedures, product and service specifications, catalogs, price lists, and advertising materials, relating to the manufacture, production, delivery, provision and sale of goods or services under or in association with any of the Trademarks; and

            (b) the following documents and things, if any, in the possession or under the control of the Borrower, or subject to its demand for possession or control, related to the production, delivery, provision and sale by the Borrower, or any affiliate, franchisee, licensee or contractor, of products or services sold by or under the authority of the Borrower in connection with the Trademarks or Trademark Rights, whether prior to, on or subsequent to the date hereof:

                  (i) all lists, contracts, ancillary documents and other
            information that identify, describe or provide information with respect to any customers, dealers or distributors of the Borrower, its affiliates or franchisees or licensees or contractors, for products or services sold under or in connection with the Trademarks or Trademark Rights, including all lists and documents containing information regarding each customer's, dealer's or distributor's name and address, credit, payment, discount, delivery and other sale terms, and history, pattern and total of purchases by brand, product, style, size and quantity;

                  (ii) all agreements (including franchise agreements), product and service specification documents and operating, production and quality control manuals relating to or used in the design, manufacture, production, delivery, provision and sale of products or services under or in connection with the Trademarks or Trademark Rights;

                  (iii) all documents and agreements relating to the identity and locations of all sources of supply, all terms of purchase and delivery, for all materials, components, raw materials and other supplies and services used in the manufacture, production, provision, delivery and sale of products or services under or in connection with the Trademarks or Trademark Rights; and

                  (iv) all agreements and documents constituting or concerning the present or future, current or proposed advertising and promotion by the Borrower (or any of its affiliates, franchisees,

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                                      -3-


            licensees or contractors) of products or services sold under or in connection with the Trademarks or Trademark Rights.

      Trademark Agreement. This Trademark Collateral Security and Pledge Agreement, as amended and in effect from time to time.

      Trademark License Rights. Any and all past, present or future rights and interests of the Borrower pursuant to any and all past, present and future franchising or licensing agreements in favor of the Borrower, or to which the Borrower is a party, pertaining to any Trademarks, Trademark Registrations, or Trademark Rights owned or used by third parties in the past, present or future, including the right (but not the obligation) in the name of the Borrower or the Agent after the occurrence of an Event of Default to enforce, and sue and recover for, any breach or violation of any such agreement to which the Borrower is a party.

      Trademark Registrations. All past, present or future federal, state and foreign registrations of the Trademarks, all past, present and future applications for any such registrations (and any such registrations thereof upon approval of such applications), together with the right (but not the obligation) to apply for such registrations (and prosecute such applications) in the name of the Borrower or the Agent after the occurrence of an Event of Default, and to take any and all actions necessary or appropriate to maintain such registrations in effect and renew and extend such registrations.

      Trademark Rights. Any and all past, present or future rights in, to and associated with the Trademarks throughout the world, whether arising under federal law, state law, common law, foreign law or otherwise, including the following: all such rights arising out of or associated with the Trademark Registrations; the right (but not the obligation) to register claims under any state, federal or foreign trademark law or regulation; the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of the Borrower or the Agent after the occurrence of an Event of Default for any and all past, present and future infringements or dilution of or any other damages or injury to the Trademarks, the Trademark Rights, or the Associated Goodwill, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, dilution, damage or injury; and the Trademark License Rights.

      Trademarks. All of the trademarks, service marks, designs, logos, indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, elements of package or trade dress, and other source and product or service identifiers, used or associated with or appurtenant to the products, services and businesses of the Borrower, that (i) are set forth on Schedule A hereto, or (ii) have been adopted, acquired, owned, held or used by the Borrower or are now owned, held or used by the Borrower, in the Borrower's business, or with the Borrower's products and services, or in which the Borrower has any right, title or interest, or (iii) are in the future adopted, acquired, owned, held and used by the Borrower in the Borrower's business or with the Borrower's

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                                      -4-


products and services, or in which the Borrower in the future acquires any right, title or interest.

      use. With respect to any Trademark, all uses of such Trademark by, for or in connection with the Borrower or its business or for the benefit of the Borrower or its business, including all such uses by the Borrower itself, by any of the affiliates of the Borrower, or by any franchisee, licensee or contractor of the Borrower.

      Unless otherwise provided herein, the rules of interpretation set forth in
Section 1.2 of the Credit Agreement shall be applicable to this Trademark Agreement.

                         2. GRANT OF SECURITY INTEREST.

      2.1. Security Interest; Assignment of Marks. As collateral security for the payment and performance in full of all of the Obligations, the Borrower hereby unconditionally grants to the Agent, for the benefit of the Banks and the Agent, a continuing security interest in and first priority lien on the Pledged Trademarks, and pledges and mortgages (but does not transfer title to) the Pledged Trademarks to the Agent for the benefit of the Banks and the Agent.

      2.2. Conditional Assignment. In addition to, and not by way of limitation of, the grant, pledge and mortgage of the Pledged Trademarks provided in Section 2.1, the Borrower grants, assigns, transfers, conveys and sets over to the Agent, for the benefit of the Banks and the Agent, the Borrower's entire right, title and interest in and to the Pledged Trademarks; provided that such grant, assignment, transfer and conveyance shall be and become of force and effect only
(i) upon or after the occurrence and during the continuance of an Event of Default and (ii) either (A) upon the written demand of the Agent at any time during such continuance or (B) immediately and automatically (without notice or action of any kind by the Agent) upon an Event of Default for which acceleration of the Loans is automatic under the Credit Agreement or upon the sale or other disposition of or foreclosure upon the Collateral pursuant to the Credit Agreement and applicable law (including the transfer or other disposition of the Collateral by the Borrower to the Agent or its nominee in lieu of foreclosure).

      2.3. Assignment of Marks. The Assignor agrees to execute and deliver to the Agent, upon the request of the Agent given after the occurrence and during the continuance of an Event of Default, an assignment of federally registered trademarks substantially in the form of Exhibit 1 attached hereto (the "Assignment of Marks"). The Assignor hereby authorizes the Agent to complete as assignee and record with the PTO the Assignment of Marks upon the occurrence and during the continuance of an Event of Default and the proper exercise of the Agent's remedies under the Trademark Agreement and the Security Agreement. In addition, the Assignor hereby constitutes and appoints the Agent as its attorney-in-fact to execute and deliver the Assignment of Marks as provided in
Section 10 below.

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                                      -5-


                  3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      The Borrower represents, warrants and covenants that except to the extent the failure of the following, individually or in the aggregate, to be true would not have a Material Adverse Effect: (i) Schedule A sets forth a true and complete list of all material subsisting trademark registrations (state, federal and foreign) and pending trademark registration applications (state, federal and foreign) and common law trademarks now owned by the Borrower (collectively, the "Section 3 Marks"); (ii) the Section 3 Marks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and there is no litigation or proceeding pending concerning the validity or enforceability of the Section 3 Marks; (iii) to the best of the Borrower's knowledge, each of the
Section 3 Marks is valid and enforceable; (iv) to the best of the Borrower's knowledge, there is no infringement by others of the Section 3 Marks which could reasonably be expected to have a Material Adverse Effect; (v) no claim is pending that the use of any of the Section 3 Marks does or may violate the rights of any third person, and to the best of the Borrower's knowledge, there is no infringement by the Borrower of the trademark rights of others; (vi) the Borrower owns each of the Section 3 Marks, free and clear of any liens, charges, encumbrances and adverse claims, including pledges, assignments, licenses, registered user agreements and covenants by the Borrower not to sue third persons, other than the security interest and assignment created by the this Trademark Agreement and security interests permitted by the Credit Agreement (provided, that with respect to any Trademarks registered in a jurisdiction other than the United States or Canada, such representation is to the Borrower's knowledge); (vii) the Borrower has the right to enter into this Trademark Agreement and to perform its terms and has entered and will enter into appropriate agreements with all relevant present and future employees, agents, consultants, licensors and licensees that will enable them to comply with the covenants herein contained; (viii) the Borrower has used, and will continue to use, proper statutory and other appropriate proprietary notices in connection with its use of the Trademarks consistent with its reasonable business judgment;
(ix) the Borrower has used, and will continue to use for the duration of this Trademark Agreement, consistent standards of quality with respect to products and services sold or provided under the Trademarks consistent with its reasonable business judgment; (x) this Trademark Agreement will create in favor of the Agent a valid and perfected first priority security interest in the
Section 3 Marks upon making the filings referred to in clause (xi) of this
Section 3; and (xi) except for the filing of financing statements in the State of Ohio under the Uniform Commercial Code and the recording of this Trademark Agreement with the PTO, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (A) for the grant by the Borrower or the effectiveness of the security interest granted hereby or for the execution, delivery and performance of this Trademark Agreement by the Borrower, or (B) for the perfection of or the exercise by the Agent of any of its rights and remedies hereunder.

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                                      -6-


                              4. INSPECTION RIGHTS.

      The Borrower hereby grants to each of the Agent and the Banks and its employees and agents the right to visit the Borrower's plants and facilities that manufacture, inspect or store products sold under any of the Trademarks, and to inspect the products and quality control records relating thereto in each case at such reasonable times during regular business hours and at such reasonable intervals as the Agent or any Bank may reasonably request, and prior to an Event of Default, upon reasonable notice, in all cases subject to the confidentiality provisions contained in Section 8.9.1 of the Credit Agreement.

                   5. NO TRANSFER OR INCONSISTENT AGREEMENTS.

      Without the Agent's prior written consent, and except for licenses of Pledged Trademarks in the ordinary course of the Borrower's business or as permitted by the Credit Agreement, the Borrower will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, license or alienate any of the Pledged Trademarks, or (ii) enter into any agreement (for example, a license agreement) that is inconsistent with the Borrower's obligations under this Trademark Agreement or the Credit Agreement.

                       6. AFTER-ACQUIRED TRADEMARKS, ETC.

      6.1. After-acquired Trademarks. If, before the Obligations shall have been finally paid and satisfied in full, the Borrower shall obtain any right, title or interest in or to any other or new Trademarks, Trademark Registrations or Trademark Rights, the provisions of this Trademark Agreement shall automatically apply thereto and the Borrower shall promptly provide to the Agent notice thereof in writing and execute and deliver to the Agent such documents or instruments as the Agent may reasonably request further to implement, preserve or evidence the Agent's interest therein.

      6.2. Amendment to Schedule. The Borrower authorizes the Agent to modify this Trademark Agreement and the Assignment of Marks, without the necessity of the Borrower's further approval or signature, only to amend Exhibit A hereto and the Annex to the Assignment of Marks to include any future or other Trademarks, Trademark Registrations or Trademark Rights under Section 2 or Section 6.

                            7. TRADEMARK PROSECUTION.

      7.1 Borrower Responsible. The Borrower shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with the Pledged Trademarks, and shall hold each of the Agent and the Banks harmless from any and all reasonable costs, damages, liabilities and expenses that may be incurred by the Agent or any Bank in connection with the Agent's interest in the Pledged Trademarks or any other action or failure to act in connection with this Trademark Agreement or the transactions

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                                      -7-


contemplated hereby. In respect of such responsibility, the Borrower shall retain qualified counsel.

      7.2. Borrower's Duties, etc. The Borrower shall have the right and the duty, consistent with its reasonable business judgment, through qualified counsel, to prosecute diligently any trademark registration applications of the
Section 3 Marks pending as of the date of this Trademark Agreement or thereafter with respect to any other Trademarks, to preserve and maintain all rights in the Trademark Registrations and material unregistered Trademarks, including the filing of appropriate renewal applications and other instruments to maintain in effect the Trademark Registrations and the payment when due of all registration renewal fees and other fees, taxes and other expenses that shall be incurred or that shall accrue with respect to any of the Trademark Registrations and material unregistered Trademarks. Any expenses incurred in connection with such applications and actions shall be borne by the Borrower. Except in the exercise of its reasonable business judgment, the Borrower shall not abandon any filed trademark registration application, or any Trademark Registration or material unregistered Trademark, without the consent of the Agent, which consent shall not be unreasonably withheld.

      7.3. Borrower's Enforcement Rights. The Borrower shall have the right and the duty, consistent with its reasonable business judgment, to bring suit or other action in the Borrower's own name to maintain and enforce the Trademarks, the Trademark Registrations and the Trademark Rights. The Borrower may require the Agent to join in such suit or action as necessary to assure the Borrower's ability to bring and maintain any such suit or action in any proper forum if (but only if) the Agent is completely satisfied that such joinder will not subject the Agent or any Bank to any risk of liability. The Borrower shall promptly, upon demand, reimburse and indemnify the Agent for all damages, costs and expenses, including reasonable legal fees, incurred by the Agent pursuant to this Section 7.3.

      7.4. Protection of Trademarks, etc. In general, the Borrower shall take any and all such actions (including institution and maintenance of suits, proceedings or actions), consistent with its reasonable business judgment, as may be necessary or appropriate to properly maintain, protect, preserve, care for and enforce the Pledged Trademarks in all material respects. The Borrower shall not knowingly take or fail to take any action, nor permit any action to be taken or not taken by others under its control, that would materially adversely affect the validity, grant or enforcement of the Pledged Trademarks.

      7.5. Notification by Borrower. Promptly upon obtaining knowledge thereof, the Borrower will notify the Agent in writing of the institution of, or any final adverse determination in, any proceeding in the PTO or any similar office or agency of the United States or any foreign country, or any court, regarding the validity of any of the Trademarks or Trademark Registrations (other than routine office action developments) or the Borrower's rights, title or interests in and to the Pledged Trademarks, and of any event that does or reasonably could materially adversely affect the value of any of the Pledged Trademarks, the ability of the Borrower or the Agent to dispose of any of the Pledged Trademarks or the rights and

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                                      -8-


remedies of the Agent in relation thereto (including but not limited to the levy of any legal process against any of the Pledged Trademarks).

                                  8. REMEDIES.

      Upon the occurrence and during the continuance of an Event of Default, the Agent shall have, in addition to all other rights and remedies given it by this Trademark Agreement (including, without limitation, those set forth in Section 2.2, the Credit Agreement and the other Loan Documents), those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, and, without limiting the generality of the foregoing, the Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Borrower, all of which are hereby expressly waived, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Pledged Trademarks, or any interest that the Borrower may have therein, and after deducting from the proceeds of sale or other disposition of the Pledged Trademarks all expenses incurred by the Agent in attempting to enforce this Trademark Agreement (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Obligations as set forth in or by reference in the Credit Agreement. Notice of any sale, license or other disposition of the Pledged Trademarks shall be given to the Borrower at least ten (10) days before the time that any intended public sale or other public disposition of the Pledged Trademarks is to be made or after which any private sale or other private disposition of the Pledged Trademarks may be made, which the Borrower hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Agent may, to the extent permitted under applicable law, purchase or license the whole or any part of the Pledged Trademarks or interests therein sold, licensed or otherwise disposed of.

                            9. COLLATERAL PROTECTION.

      If the Borrower shall fail to do any act that it has covenanted to do hereunder, or if any representation or warranty of the Borrower shall be breached, the Agent, in its own name or that of the Borrower (in the sole discretion of the Agent), may (but shall not be obligated to) do such act or remedy such breach (or cause such act to be done or such breach to be remedied), and the Borrower agrees promptly to reimburse the Agent for any reasonable cost or expense incurred by the Agent in so doing.

                             10. POWER OF ATTORNEY.

      If any Event of Default shall have occurred and be continuing, the Borrower does hereby make, constitute and appoint the Agent (and any officer or agent of the Agent as the Agent may select in its exclusive discretion) as the Borrower's true and lawful attorney-in-fact, with full power of substitution and with the power to endorse the Borrower's name on all applications, documents, papers and

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                                      -9-


instruments necessary for the Agent to use the Pledged Trademarks, or to grant or issue any exclusive or nonexclusive license of any of the Pledged Trademarks to any third person, or to take any and all actions necessary for the Agent to assign, pledge, convey or otherwise transfer title in or dispose of any of the Pledged Trademarks or any interest of the Borrower therein to any third person including without limitation executing the Assignment of Marks and completing the same as assignee, if applicable, and, in general, to execute and deliver any instruments or documents and do all other acts that the Borrower is obligated to execute and do hereunder. The Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof and releases each of the Agent and the Banks from any claims, liabilities, causes of action or demands arising out of or in connection with any action taken or omitted to be taken by the Agent under this power of attorney (except for the Agent's or any such Person's gross negligence or willful misconduct). This power of attorney is coupled with an interest and shall be irrevocable for the duration of this Trademark Agreement.

                             11. FURTHER ASSURANCES.

      The Borrower shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Agent may request as necessary to implement and effect fully the intentions, purposes and provisions of this Trademark Agreement, or to assure and confirm to the Agent the grant, perfection and priority of the Agent's security interest in the Pledged Trademarks.

                                12. TERMINATION.

      At such time as all of the Obligations have been finally paid and satisfied in full, this Trademark Agreement shall terminate and the Agent shall, upon the written request and at the expense of the Borrower, execute and deliver to the Borrower all deeds, assignments and other instruments as may be necessary or proper to release the security interest in and lien on the Pledged Trademarks hereunder and to reassign to the Borrower any Pledged Trademarks conditionally assigned pursuant to Section 2.2 hereof previously granted, assigned, transferred and conveyed to the Agent by the Borrower pursuant to this Trademark Agreement, as fully as if this Trademark Agreement had not been made, subject to any disposition of all or any part thereof that may have been made by the Agent pursuant hereto or the Security Agreement.

                             13. COURSE OF DEALING.

      No course of dealing between the Borrower and the Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder or under the Credit Agreement or any other agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                                  14. EXPENSES.

      Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and expenses incurred by the Agent in connection with the preparation of this Trademark Agreement and all other documents relating hereto, the consummation of the transactions contemplated hereby or the enforcement hereof, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance or renewal fees, encumbrances, or otherwise protecting, maintaining or preserving the Pledged Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Pledged Trademarks, shall be borne and paid by the Borrower.

                              15. OVERDUE AMOUNTS.

      Until paid, all amounts due and payable by the Borrower hereunder shall be a debt secured by the Pledged Trademarks and other Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Credit Agreement.

                16. NO ASSUMPTION OF LIABILITY; INDEMNIFICATION.

      NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER THE AGENT NOR ANY BANK ASSUMES ANY LIABILITIES OF THE BORROWER WITH RESPECT TO ANY CLAIM OR CLAIMS REGARDING THE BORROWER'S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PLEDGED TRADEMARKS OR ANY USE, LICENSE OR SUBLICENSE THEREOF, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE. ALL OF SUCH LIABILITIES SHALL BE EXCLUSIVELY THE RESPONSIBILITY OF THE BORROWER, AND THE BORROWER SHALL INDEMNIFY THE AGENT AND THE BANKS FOR ANY AND ALL REASONABLE COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES, INCURRED BY THE AGENT OR ANY BANK WITH RESPECT TO SUCH LIABILITIES.

                                  17. NOTICES.

      All notices and other communications made or required to be given pursuant to this Trademark Agreement shall be in writing and shall be delivered in hand, mailed by United States registered or certified first-class mail, postage prepaid, or sent by telegraph, telecopy or telex and confirmed by delivery via courier or postal service, addressed as set forth in Section 20 of the Credit Agreement.

      Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, (ii) if sent by registered or certified first-class mail, postage prepaid, two (2) Business Days after the posting thereof, and (iii) if sent by telegraph, telecopy, or telex, at the time of the dispatch thereof, if in normal business hours in the country of receipt, or otherwise at the opening of business on the following Business Day.

                            18. AMENDMENT AND WAIVER.

      This Trademark Agreement is subject to modification only by a writing signed by the Agent (with the consent of the Majority Banks) and the Borrower, except as provided in Section 6.2. The Agent shall not be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by the Agent and the Majority Banks. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

                   19. GOVERNING LAW; CONSENT TO JURISDICTION.

      THIS TRADEMARK AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. The Borrower agrees that any suit for the enforcement of this Trademark Agreement may be brought in the courts of the Commonwealth of Massachusetts or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Borrower by mail at the address specified in
Section 17. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                            20. WAIVER OF JURY TRIAL.

      THE BORROWER WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS TRADEMARK AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. Except as prohibited by law, the Borrower waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower (i) certifies that neither the Agent or any Bank nor any representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers, and (ii) acknowledges that, in entering into the Credit Agreement and the other Loan Documents to which the Agent or any Bank is a party, the Agent and the Banks are relying upon, among other things, the waivers and certifications contained in this Section 20.

                    21. OTHER ASSET INTERCREDITOR AGREEMENT.

      This Agreement is subject to the terms of the Other Asset Intercreditor Agreement.

                               22. MISCELLANEOUS.

      The headings of each section of this Trademark Agreement are for convenience only and shall not define or limit the provisions thereof. This Trademark Agreement and all rights and obligations hereunder shall be binding upon the Borrower and its respective successors and assigns, and shall inure to the benefit of the Agent, the Banks and their respective successors and assigns. In the event of any irreconcilable conflict between the provisions of this Trademark Agreement and the Credit Agreement, the provisions of the Credit Agreement shall control. If any term of this Trademark Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Trademark Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Borrower acknowledges receipt of a copy of this Trademark Agreement.

      IN WITNESS WHEREOF, this Trademark Agreement has been executed as of the day and year first above written.


                                        REPUBLIC TECHNOLOGIES
                                        INTERNATIONAL, LLC

                                        By:_____________________________________
                                             Name:
                                             Title:

                                        BANKBOSTON, N.A., as Agent

                                        By:_____________________________________
                                             Name:
                                             Title:

                         CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF____________)
                                    )  ss.
COUNTY OF __________________________)

      Before me, the undersigned, a Notary Public in and for the county aforesaid, on this __ day of August, 1999, personally appeared
_____________________________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___________________________________________ of REPUBLIC TECHNOLOGIES
INTERNATIONAL, LLC, and that said instrument was signed and sealed on behalf of said corporation by authority of its [______________], and said
_____________________________________ acknowledged said instrument to be the free act and deed of said corporation.

                                        __________________________
                                        Notary Public
                                        My commission expires:

                                   SCHEDULE A

                     Trademarks and Trademark Registrations

U.S. TRADEMARKS:

            Trademark                              Registrations --
               or                      United States Patent and Trademark Office
          Service Mark                    Registration No. Registration Date
-------------------------------------     ---------------  -----------------
MULTICUT                                          772,111   06/30/64
HP 9-4                                            875,008   08/19/69
CENTURY SERIES                                    880,328   11/11/69
LINE-FREE                                       1,229,261   03/08/83
TUFF-LINE                                       1,240,859   06/07/83
MULTIFORM                                       1,351,299   07/30/85
DK1210                                          1,394,644   05/27/86
JALLOY                                          1,597,154   05/22/90
IMP                                             1,597,155   05/22/90
REPUBLIC ENGINEERED STEELS and Design           1,638,873   03/26/91
REPUBLIC ENGINEERED STEELS                      1,638,874   03/26/91
C-R                                             2,046,480   03/18/97

                       Trademarks Pending with U.S. Patent
                              and Trademark Office

          Trademark                                Pending Applications
              or                       United States Patent and Trademark Office
         Service Mark                      Registration No. Registration Date
-----------------------------------        ----------------------------------
CAST-ROLL                                      74/663,754       04/20/95
CAST-ROLL and Design                           74/678,211       05/22/95
AGATHON                                        75/399,659       12/03/97
REPUBLIC TECHNOLOGIES INTERNATIONAL            75/549,790       09/09/98
REPUBLIC TECHNOLOGIES INTERNATIONAL            75/549,791       09/09/98

FOREIGN TRADEMARKS:

ARGENTINA:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC TECHNOLOGIES INTERNATIONAL                                     2206519
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                          2206520

                                     BRAZIL:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                         821462008
REPUBLIC TECHNOLOGIES INTERNATIONAL                                    821462016

                                     CANADA:

                  TITLE                               REG. NO.          APP. NO.
BISMA-LED                                             131,688
REPUBLIC ENGINEERED STEELS                            418,420
BETTER BY EXPERIENCE                                  461,922
Design Only (Stylized Bar and Maple Leaf Design)      465,947

                                     CHINA:

                  TITLE                               REG. NO.         APP. NO.
REPUBLIC TECHNOLOGIES INTERNATIONAL                                   9900021774
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                        9900021775

                                      CTM:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC ENGINEERED STEELS                             218321
REPUBLIC ENGINEERED STEELS and Design                  218370

                                  EL SALVADOR:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC STEEL                                          182

                                     FRANCE:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC ENGINEERED STEELS                            1581607

                                    GERMANY:

                  TITLE                               REG. NO.       APP. NO.
REPUBLIC ENGINEERED STEELS                            39405602
REPUBLIC TECHNOLOGIES INTERNATIONAL                                39913296.8/06
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                     39913296.1/06

                                     ISRAEL:

                  TITLE                               REG. NO.        APP. NO.
REPUBLIC ENGINEERED STEELS                             75718

                                     JAPAN:

                  TITLE                               REG. NO.         APP. NO.
REPUBLIC ENGINEERED STEELS                            2526903
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                        20824/1999

                                     KOREA:

                  TITLE                               REG. NO.        APP. NO.
REPUBLIC TECHNOLOGIES INTERNATIONAL                                 40-1999-7072
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                      40-1999-7071

                                     MEXICO:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC ENGINEERED STEELS                            418095
REPUBLIC TECHNOLOGIES INTERNATIONAL                                      366755
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                           366754

                                     TAIWAN:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC TECHNOLOGIES INTERNATIONAL                                     88009877
REPUBLIC TECHNOLOGIES INTERNATIONAL and Design                          88009878

                                 UNITED KINGDOM:

                  TITLE                               REG. NO.          APP. NO.
REPUBLIC ENGINEERED STEELS                            1418821
REPUBLIC TECHNOLOGIES INTERNATIONAL                                      2191262
REPUBLIC TECHNOLOGIES INTERNATIONAL & Design                             2191260

MATERIAL UNREGISTERED TRADEMARKS:

                                    EXHIBIT 1

                   ASSIGNMENT OF TRADEMARKS AND SERVICE MARKS

      WHEREAS, REPUBLIC TECHNOLOGIES INTERNATIONAL, LLC, a limited liability company organized and existing under the laws of the State of Delaware, having a place of business at 3770 Embassy Parkway, Akron, OH 44333 (the "Borrower"), has adopted and used and is using the trademarks and service marks (the "Marks") identified on the Annex hereto, and is the owner of the registrations of and pending registration applications for such Marks in the United States Patent and Trademark Office and in the foreign trademark offices identified on such Annex; and

      WHEREAS, __________________________________________________________, a
_________________________________ organized and existing under the laws of
_______________________________, having a place of business at
___________________________________ (the "Assignee"), is desirous of acquiring the Marks and the registrations thereof and registration applications therefor;

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Borrower does hereby assign, sell and transfer unto the Assignee all right, title and interest in and to the Marks, together with (i) the registrations of and registration applications for the Marks, (ii) the goodwill of the business symbolized by and associated with the Marks and the registrations thereof, and (iii) the right to sue and recover for, and the right to profits or damages due or accrued arising out of or in connection with, any and all past, present or future infringements or dilution of or damage or injury to the Marks or the registrations thereof or such associated goodwill.

      This Assignment of Trademarks and Service Marks is intended to and shall take effect as a sealed instrument at such time as the Assignee shall complete this instrument by inserting its name in the second paragraph above and signing its acceptance of this Assignment of Trademarks and Service Marks below.

      IN WITNESS WHEREOF, the Borrower, by its duly authorized officer, has executed this assignment, as an instrument under seal, on this __ day of _____________, ____.

                                        REPUBLIC TECHNOLOGIES
                                        INTERNATIONAL, LLC


                                        By:______________________________
                                             Title:

      The foregoing assignment of the Marks and the registrations thereof and registration applications therefor by the Borrower to the Assignee is hereby accepted as of the __ day of __________, ____.

                                        _________________________________


                                        By:______________________________
                                             Title:

COMMONWEALTH OR STATE OF ______________________________)
                                                       )  ss.
COUNTY OF _____________________________________________)

      On this the __ day of August, 1999, before me appeared ________________________________, the person who signed this instrument, who acknowledged that (s)he is the __________________________________________________ of REPUBLIC TECHNOLOGIES
INTERNATIONAL MARKETING, LLC and that being duly authorized (s)he signed such instrument as a free act on behalf of REPUBLIC TECHNOLOGIES INTERNATIONAL MARKETING, LLC.


                                        __________________________________
                                        Notary Public
      [Seal]
                                        My commission expires:

                                      ANNEX

      Trademark                                     Registrations --
         or                            United States Patent and Trademark Office
     Service Mark                          Registration No. Registration Date

               [List chronologically in ascending numerical order]

                          [TO BE COMPLETED BY BORROWER]

      Trademark                                  Pending Applications --
         or                            United States Patent and Trademark Office
     Service Mark                                Serial No. Filing Date

               [List chronologically in ascending numerical order]

                          [TO BE COMPLETED BY BORROWER]